                                                                     Exhibit 4.1

                             SUBSCRIPTION AGREEMENT

     SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between Xytronyx, Inc., a Delaware corporation, (the "Company") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to issue an aggregate of up to 25 units (the "Units") in a minimum/maximum private placement offering (the "Offering") of 10 Units with aggregate gross proceeds of $1,000,000 in the case of the minimum offering and 25 Units with aggregate gross proceeds of $2,500,000 in the case of the maximum offering, with each Unit consisting of 80,000 shares of Common Stock, par value of $.02 per share of the Company ("Common Stock") and warrants to purchase 100,000 shares of Common Stock, (the "Warrants"). The Units, Common Stock and Warrants are sometimes collectively referred to herein as the "Securities." Each Warrant is exercisable for a period of 10 years from the Final Closing Date (as defined below) to purchase one share of Common Stock at a price of $1.00 per share. The Company desires to offer the Units on the terms and conditions hereinafter set forth, and the subscriber desires to acquire that number of Units set forth on the signature page hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.   SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price equivalent to $100,000 per Unit and the Company agrees to sell such Units to the Subscriber for said purchase price. The terms of the Warrants are set forth in the form of Warrant to Purchase Common Stock attached as an exhibit to the Confidential Private Placement Memorandum (the "Memorandum"). The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "NatWest Bank, USA, Escrow Agent F/B/O Xytronyx, Inc." contemporaneously with the execution and delivery of this Agreement. The certificates for shares of Common Stock and the Warrants constituting the Units will be delivered by the Company in accordance with the terms set forth in Article III, Section 3.2 hereof. The Subscriber understands, however, that the purchase of Units is contingent upon the acceptance of this Subscription Agreement by the Company and sales (against cleared funds) of at least 10 Units prior to the Termination Date as defined in Article III, Section
3.1 hereof.

     1.2 The Subscriber hereby acknowledges receipt of the Memorandum and that the Subscriber has carefully reviewed the Memorandum. The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company remains a development stage business with limited operating history and may require substantial funds in addition to the proceeds of the Offering; (ii) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) the Subscriber may not be able to liquidate his investment; (iv) transferability of the Securities underlying the Units is extremely limited; and (v) in the event of a

                                       1
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disposition, the Subscriber could sustain the loss of his entire investment, as well as the other risk factors set forth in the Memorandum.

     1.3 The Subscriber represents that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Article VII hereof, and that Subscriber is able to bear the economic risk of an investment in the Units.

     1.4 The Subscriber hereby acknowledges and represents that (i) Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on Subscriber's behalf; and (ii) Subscriber recognizes the highly speculative nature of this investment.

     1.5 The Subscriber hereby represents that the Subscriber either (i) has a preexisting personal or business relationship with the Company or its respective officers or directors or (ii) by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Company of any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly) has the capacity to protect the Subscriber's own interest in connections with the transaction contemplated hereby.

     1.6 The Subscriber hereby represents that (i) Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which Subscriber has requested or desired to know; (ii) Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering; and (iii) Subscriber has received any additional information which Subscriber has requested.

     1.7 The Subscriber hereby acknowledges that the offering of Units and the Securities underlying such Units has not been reviewed by the United States Securities and Exchange Commission (the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber agrees that Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available and until such Subscriber complies with the transfer restrictions set forth in Section 1.9 hereof.

     1.8 The Subscriber hereby represents that Subscriber is purchasing the Units for Subscriber's own account for investment and not with a view toward resale or distribution of the Units, the underlying Common Stock or the Warrants.

     1.9 The Subscriber understand that even though a public market exists for the Common Stock, Rule 144 ("Rule 144") promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber consents that the Company may, if it desires, permit the transfer of its Securities, subject to the provisions of applicable law, out of Subscriber's name only when his request for

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transfer is accompanied by an opinion of counsel reasonable satisfactory to the
Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state securities or "blue sky" laws. The Subscriber agrees to hold the Company and its respective directors, officers, agents and controlling persons and their respective heirs, representatives, successors, and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by such Subscriber contained herein or in the Confidential Purchaser Questionnaire contained in Article VI hereof or any sale or distribution by the undersigned Subscriber in violation of the Act or any applicable state securities or "blue sky" laws.

     1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock, the Warrants or the Common Stock issuable upon conversion or exercise thereof, stating that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restriction on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities.

     1.11 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering to the Subscriber at any time.

     1.12 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual, or its principal business if it is a corporation or other entity.

     1.13 The Subscriber acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in
Section 9 below.

2.   REPRESENTATIONS BY, AND COVENANTS OF, THE COMPANY

     2.1 The Company represents, warrants and, where applicable, covenants to the Subscriber that prior to the consummation of the Offering and at the Termination Date as defined in Article III, Section 3.1 hereof:

          (a) Organization.  The Company is a corporation duly organized and
              ------------
validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company.

          (b) Capitalization.  The authorized, issued and outstanding capital
              --------------
stock, including option, warrants and other contractual rights to purchase capital stock of the Company is as set forth in the Confidential Private Placement Memorandum dated September 12, 1995 (the

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"Memorandum"). Except as provided or described in the Memorandum, there are no options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities.

          (c) Authorization.  The Company has all corporate right, power and
              -------------
authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of Securities contemplated hereby, and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Common Stock to be issued pursuant to the purchase of the Units as contemplated by this Agreement, and the Common Stock to be issued upon exercise of the Warrants, the Common Stock will be validly issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person. The Company has reserved for issuance upon purchase of the Units and exercise of the Warrants such number of its authorized but unissued shares of Common Stock deliverable upon purchase of the Units and exercise of the Warrants as will be sufficient to permit the sale of the maximum number of Units and exercise in full of the Warrants.

          (d) No Conflict.  Subject to compliance with such filings as may be
              -----------
required to be made with the Securities and Exchange Commission ("SEC"), any state or foreign securities regulatory authority, any stock exchange, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice of lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Amended and Restated Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company, its financial condition, results of operation or prospects, or materially impair or restrict its power to perform its obligations as contemplated hereby.

          (e) Exchange Act Reports.  All material reports required to be filed
              --------------------
by the Company within the two years prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act") have been duly filed with the SEC, complied at the time of filing, in all material respects with the requirements of their respective forms, and, except to the extent updated or superseded by the Memorandum or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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          (f) Registration Rights.  Except as set forth in this Agreement, the
              -------------------
Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued other than under (i) the Settlement Agreement dated June 11, 1994, (ii) the Stock Option Agreement with Larry Bymaster dated August 11, 1994, and (iii) the Consulting Agreement with Dr. Peter Baram dated November 30, 1995.

          (g) Governmental Consents, etc.  No consent, approval or authorization
              ---------------------------
of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the offer, sale or issuance of the Units, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC, the American Stock Exchange and with any state or foreign blue sky or securities regulatory authority.

          (h) Litigation.  There is no litigation, arbitration, governmental or
              ----------
other proceeding (formal or informal) or claim or investigation pending of which the Company has notice or, to the knowledge of the Company, threatened with respect to the Company or any of its operations, businesses, properties or assets and the Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree; except for such matters that, individually or in the aggregate, would not have a material adverse effect on the Company.

          (i) Investment Company.  The Company is not an "Investment Company"
              ------------------
within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

          (j) Intellectual Property.  With respect to each of the Company's
              ---------------------
material patents and patent applications licensed, used or applied for by the Company in connection with the operation of the Company's business (collectively the "Intangibles"), (i) the Company has all licenses or rights which it believes are necessary to use the Intangibles, (ii) to the Company's knowledge, the inventor(s) named in each of the patents and patent applications comprising the Intangibles are the only inventor(s) of the subject matter claimed in such Intangibles and (iii) to the Company's knowledge, no adverse claim of ownership has been asserted or threatened against the Company with respect to the subject matter claimed in the Intangibles except as set forth in the Memorandum. To the Company's knowledge, the Company has not infringed nor is it infringing with respect to Intangibles of others and the Company has not received notice of infringement with respect to Intangibles of others.

          (k) Regulatory Filings.  The Company believes that it has the
              ------------------
authority to conduct its operations as presently described in the Memorandum; however, the Company has not filed with the Food and Drug Administration (the "FDA") for or received approval of any registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations necessary to commercially market the current version of the Periodontal Tissue Monitor product in the United States.

          (l) Private Offering Memorandum; Disclosure.  No information set forth
              ---------------------------------------
in the Memorandum or otherwise provided by the Company to the Subscribers in connection with their purchase of the Securities contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

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          (m) Open Market Purchases.  The Company (a) has not during the 60 days
              ---------------------
prior to the date hereof, directly or indirectly, through related parties or otherwise, purchased any equity securities of the Company and (b) will not, directly or indirectly, through related parties or otherwise, purchase any equity securities of the Company during the 30 trading days prior to the Closing Date.

3.   TERMS OF SUBSCRIPTION

     3.1 The subscription period will terminate at 11:59 p.m., New York City time November 18, 1995, unless extended by the Company for an additional period not to exceed 60 days (the "Termination Date"). Ten (10) Units are being offered on a "best efforts, all-or-none" basis, and the remaining fifteen (15) Units are being offered on a "best efforts" basis. It is anticipated that the minimum subscription per Subscriber shall be one Unit. However, the Company reserves the right to accept partial Units.

     3.2 If subscriptions are received for purchases aggregating at least $1,000,000 (10 Units) on or prior to the Termination Date, then an initial closing will take place (the "Initial Closing"). The Subscriber understands that if Subscriptions are received for less than 10 Units, or if this Subscription is not accepted, any amount received from the Subscriber will be returned to the Subscriber. Delivery of certificates for the shares of Common Stock and the Warrants to be purchased pursuant to this Agreement shall be made by the Company at such initial closing against payment of the purchase price therefore by the Subscriber by personal or business check, wire transfer of immediately available funds or money order made payable to "NatWest Bank, USA, Escrow Agent F/B/O Xytronyx, Inc." In the event that such initial closing relates to subscriptions for purchases aggregating less than $2,500,000, the Company may hold subsequent closings (the "Subsequent Closings") until subscriptions have been received for purchases aggregating up to $2,500,000. Delivery of certificates for the shares of Common Stock and the Warrants to be purchased pursuant to this Agreement shall be made by the Company at such Subsequent Closing against appropriate payment of the purchase price therefor.

4.   REGISTRATION.

     4.1  For purposes of this Section 4 of this Agreement:

          (a) The term "Securities" for purposes of this Section 4 only means
(i) the Common Stock purchased pursuant to the Subscription Agreement, or issuable upon exercise of the Warrants, (ii) the Warrants and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Securities referenced in (i) above and in this subparagraph (ii), excluding in all cases
(x) any Securities sold by a person in a transaction in which his rights under this Section 4 are not assigned or are assigned in violation of this Agreement and (y) any Securities that have already been registered under the Act or which are freely transferable without registration under the Act due to the lapse of time or otherwise and which are not subject to any sales volume limitation under Rule 144 (as hereafter defined) based on the Investor's holding's of Securities.

          (b) The term "Holder" means any person owning or having the right to acquire Securities or any assignee thereof in accordance with Subsection 4.10 hereof.

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

          (c) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document under the Act, and the declaration or order of effectiveness of such registration statement or document.

          (d) The "Final Closing Date" means the date of last sale of all Units offered under this Agreement.

     4.2  The Company agrees it shall use its best efforts within the earlier of
(a) a 60-day period after the Initial Closing or (b) a 30-day period after the Final Closing Date to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Act and the rules and regulations thereunder to register the Securities under the Act. The Registration Statement shall be on Form S-3, or if such form shall be unavailable for such registration, on such other form as is prescribed under the Act.

     4.3 The Company shall use its best efforts to effect the registration of the Securities as expeditiously as reasonably possible:

          (a) The Company shall use its best efforts to cause the Registration Statement to become and remain effective until the Securities covered by the Registration Statement have been sold, and prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement effective and the Registration Statement and prospectus accurate and complete until the Securities covered by the Registration Statement have been sold; provided, however, that the Company shall not be required to cause any registration statement to remain effective for more than three (3) years from its effective date.

          (b) The Company shall use its best efforts to furnish to Holder such quantities of the preliminary prospectus, final prospectuses, the Registration Statement and each amendment and supplement thereto, and such other documents as they may reasonably request in order to facilitate the public offering of such securities.

          (c) The Company shall use its best efforts to register or qualify the Securities covered by the Registration Statement under such state securities or blue sky law of such jurisdictions as the Holder may reasonably request following the Final Closing Date, except that the Company shall not be required for any purpose to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified or to execute a general consent to service of process in any such states or jurisdiction.

          (d) The Company shall notify the Holder, promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each posteffective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed.

          (e) The Company shall prepare and file with the SEC, promptly upon the request of the Holder, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for the Holder, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Securities by the Holder; provided, however, that the Company may postpone for a period not exceeding 90 days the filing of such amendments and supplements if at the time it receives such request the Company is in possession of material non-public information that the Company determines would be detrimental to its interests if disclosed at such time and which the Company is otherwise entitled not to disclose under applicable law.

          (f) The Company shall prepare and file promptly with the SEC, and promptly notify the Holder of the filing of, such amendments or supplements to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred the result of which would be that any such prospectus or any other prospectus then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading.

          (g) In case the Holder is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Act or the rules and regulations thereunder, the Company shall prepare promptly upon written request of the Holder such amendments or supplements to the Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Act and such rules and regulations.

          (h) The Company shall advise the Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order shall have been issued.

          (i) The Company shall make available for inspection upon reasonable request of the Holder, and by any attorney, accountant or other agent, retained by the Holder, such information in connection with the Registration Statement as is necessary for the Holder to discharge its due diligence obligations under the Act, if any; provided, however, that the Holder shall be obligated prior to such inspection to provide assurances in form satisfactory to the Company that the Company's confidential and proprietary data, information and know-how shall not be divulged.

          4.4  Furnish Information:
               -------------------

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holder shall furnish and agree to furnish in the future to the Company such information regarding it, the Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request from time to time and as shall be required by the Company or by the SEC in connection with any action to be taken by the Company. Holder hereby agrees to furnish such information.

          (b) The Company shall advise the Holders:

              (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective;

              (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

              (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

              (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

              (v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

          (c) The Company shall make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

          (d) The Company shall furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by references) in the form filed with the Commission;

          (e) The Company shall, during the Registration Period, deliver to each Holder, without charge, (i) as soon as practicable (but in the case of the annual report of the Company to its stockholders, within 120 days after the end of each fiscal year of the Company) one copy of: (A) its annual report to its stockholders (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K SB (or similar form); (C) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q SB (or similar form), and (D) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) upon reasonable request, all exhibits excluded by the parenthetical to the immediately preceding clause (D), and all other information that is generally available to the public;

          (f) The Company shall prior to any public offering of Registrable Securities pursuant to any Registration Statement, register or qualify for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

          (g) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least two business days prior to sales of Registrable Securities pursuant to such Registration Statement;

          (h) The Company shall upon the occurrence of any event contemplated by paragraph (i)(E) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

          (i) The Company shall use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and will make generally available to the Holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

          4.5  Expenses of Registration: The Company shall pay the expenses of
               ------------------------
the registration pursuant to this Section 4 other than legal fees of the Holder's counsel and sales commissions attributable to the Securities sold by it. The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection 4.5, shall include, without limitation, all registration, filing and American Stock Exchange fees, printing expenses, fees and disbursements of counsel and accountants retained by the Company in connection with the registration of such securities, all disbursements and other expenses of complying with state securities laws of states where the securities are to be registered or qualified.

          4.6  Indemnification:
               ---------------

              (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder and each of the Holder's officers, directors, partners, legal counsel and accountants, and each person or entity, if any, who controls the Holder within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse the Holder, and each such officer, director, partner, legal counsel, accountant, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 4.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, or such officer, director, partner, legal counsel, accountant or controlling person. The foregoing consent shall not be deemed to be unreasonably withheld, if it is withheld in respect of a proposed settlement that does not provide for a release of the Company.

          (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, its directors, officers, legal counsel and accountants and each person or entity who controls the Company within the meaning of the Act against any losses, claims, damages, or liabilities to which the Company or any such director, officer, legal counsel, accountants or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or such director, officer, legal counsel, accountants or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Subsection 4.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld). A consent shall not be deemed to be unreasonably withheld, if it is withheld in respect of a proposed settlement that does not provide for a release of the Holder.

          (c) Promptly after receipt by an indemnified party under this Subsection 5.5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 4.6, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 4.6, but the omission to so notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than pursuant to this Subsection 4.6.

          (d) (i) If the indemnification provided for in Subsections 4.6(a) or 4.6(b) is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such Subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (ii) No person guilty of fraudulent misrepresentation (within the meaning of Section II(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

          4.7  Termination of the Company's Obligations:  The Company's
               ----------------------------------------
obligations pursuant to this Section 4 shall expire upon the expiration of three
(3) years following the effective date of the Registration Statement.

          4.8  Reports Under Exchange Act: With a view to making available to
               --------------------------
the Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

              (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

              (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

              (c) so long as a Holder owns any unregistered Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

          4.9  Delay of Registration by Holder. No Holder shall have any right
              -------------------------------
to obtain or seek injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          4.10  Delayed Effective Date. In the event that the Registration
                ----------------------
Statement is not declared effective within 60 days of the latest date which the Registration Statement was required to be filed pursuant to Paragraph 4.2, then the Company shall issue to the Purchaser such additional shares of Common Stock as equal to 5% of the Common Stock underlying the Units subscribed for hereunder for each 30-day period or portion thereof following such date during which the Registration Statement is not effective, up to a maximum of 15% of the Common Stock underlying the Units subscribed for hereunder.

          4.11  Transfer of Right.
                -----------------

                (a) The rights granted to the Holder pursuant to Section 1 may not be transferred or assigned, excepts that such rights are assignable to anyone who acquires at least such number of shares of Securities consisting of at least eighty percent (80%) of the aggregate number of shares of Securities purchased by the Holder, provided, however, that the Company is given written notice by the transferee at the time of any permitted transfer stating the name and address of the transferee and identifying the shares of Securities with respect to which such rights are being assigned.

                (b) Notwithstanding anything to the contrary herein, if the Holder is a partnership, it may transfer rights granted pursuant to this Rights Agreement to any of its partners to whom Securities are transferred. In the event of such transfer, such partner shall be deemed to be the Holder of such shares of Common Stock and may, subject to paragraph (a) above, again transfer such right to any other person or entity which acquired such Securities from such partner.

          4.12   Conditions to Obligations of the Subscribers.
                 --------------------------------------------

                (a) The Subscribers' obligation to purchase the Shares at each Closing is, at the option of each Subscriber, which may waive any such conditions to the extent permitted by law, subject to the fulfillment on or prior to the Closing Date in question of the following conditions:

                (b) The representations and warranties made by the Company in
Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date in question with the same force and effect as if they had been made on and as of said date.

                (c) All covenants, agreements and conditions contained in the Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

                (d) The Company shall have filed for approval for listing on AMEX the maximum number of Conversion Shares as shall be required for issuance upon the conversion of the Shares and Warrants sold at the Closing Date in question.

                (e) There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                (f) There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

                (g) The Company shall have received binding subscriptions for at least $1,000,000 in Units in connection with the Initial Closing.

                (h) On the Closing Date in question, Counsel to the Company shall have delivered to the Agent for the benefit of the Agent and the Subscribers, a legal opinion to such effect with respect to legal matters relating to this Agreement and the Memorandum as the Agent may require.

                (i) On the Closing Date in question, if requested by the Agent, the Company's auditors shall have delivered to the Agent for the benefit of the Agent and the Subscribers, a comfort letter to such effect as the Agent may require.

                (j) Prior to the Initial Closing, the Company shall have delivered to the Agent a draft copy of the Registration Statement, in form and substance reasonably satisfactory to the Agent.

5.   MISCELLANEOUS

     5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed to Xytronyx, Inc. 6555 Nancy Ridge Drive, Suite 200, San Diego, CA 92121, Attention: Chief Financial Officer, and to the Subscriber at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

     5.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assignees. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understanding of any and every nature among them.

     5.4 Upon the execution and delivery of the Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

     5.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     5.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and /or incurred in preparation therefor.

     5.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provisions unless so expressed herein.

     5.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     5.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of the Agreement.

     5.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     5.11 THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

6.   NOTICE TO, AND REPRESENTATIONS AND COVENANTS OF CERTAIN STATE RESIDENTS

     6.1 Pennsylvania Residents: The undersigned hereby acknowledges that the Company is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act") in connection with the sale of the Securities to the undersigned.

     In accordance with the requirements of the Pennsylvania Act, the undersigned hereby acknowledges and agrees that (a) the Securities purchased cannot be sold for a period of twelve (12) months from the date of purchase, except as permitted under Section 204.011 of the Pennsylvania Securities Regulations, and (b) pursuant to Section 207(m) of the Pennsylvania Act, each Pennsylvania resident who accepts an offer to purchase securities exempted from registration under Section 203(d) of the Pennsylvania Act has the right to withdraw his or her acceptance without incurring any liability to the Company, the Placement Agent or any other person within two (2) business days from the date of receipt by the Company of this Agreement.

     6.2 Alabama Residents: The undersigned represents that he or she, either alone or with the undersigned's representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Securities.

     6.3 Massachusetts Residents: If the undersigned is a natural person, he or she represents that his or her investment in these Securities does not exceed 25% of his or her net worth or joint net worth with spouse (excluding principal residence and its furnishings).

     6.4 Maryland Residents: The undersigned acknowledges and agrees that these Securities will not be sold without registration under the Maryland Securities Act or exemption therefrom.

     6.5 Missouri Residents: The undersigned acknowledges that these Securities are not registered under the Missouri Securities Act and may be disposed of only through a registered broker-dealer in Missouri. The undersigned also acknowledges that it is a felony to sell securities in violation of the Missouri Securities Act.

     6.6 Wisconsin Residents: The undersigned represents that he or she, either alone or with his or her representative, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Securities.

     6.7  Arkansas Residents:   The undersigned hereby represents that his net
worth set forth in the Private Placement Questionnaire is correct and that he is able to bear the economic risk of an investment in the Offering. The undersigned further represents that, at a minimum, such investment shall not exceed 20% of his net worth (alone or jointly with a spouse) at the time of purchase.

     6.8  Connecticut Residents:   The undersigned acknowledges that the
Securities have not been registered under the Connecticut Uniform Securities Act, as amended (the "Act") and are subject to restrictions on transferability and sale of securities as set forth herein. The undersigned hereby agrees that such Securities will not be transferred or sold without registration under the Act or Exemption therefrom.

     6.9 Georgia Residents: The undersigned hereby represents that he is acquiring the securities for investment for his own account and that he is aware that transferability and resale of the securities is restricted by state and federal law.

     6.10 Indiana Residents: The undersigned hereby represents that he is acquiring the Securities for his own investment and that he is aware that transferability and resale of the Securities is restricted by state and federal law.

     6.11  Maine Residents:   The undersigned represents that he has (i) a net
worth of $200,000 (exclusive of home, furnishings and automobiles); or (ii) a net worth of $50,000 (exclusive of home, furnishings and automobiles), and an annual income of $50,000 or more. The undersigned represents that he is purchasing the securities for his own account and not with a view to resale or distribution.

     6.12  Michigan Residents:   The undersigned represents that he is acquiring
the Securities for investment and hereby agrees not to resell or transfer such Securities without registration under the Michigan Uniform Securities Act, as amended, or exemption therefrom.

     6.13  South Dakota Residents:   The undersigned hereby represents that he
either (i) a minimum net worth (exclusive of home, furnishing and automobiles) of $30,000 or (ii) a minimum net worth (exclusive of home, furnishings and automobiles) of $75,000. The undersigned further represents that if he is not an accredited investor or is an accredited investor solely by reason of his net worth, income or amount of investment, he shall not make an investment in the offering in excess of 20% of his net worth (exclusive of home, furnishings and automobiles).

     6.14  Texas Residents:   The undersigned hereby acknowledges that the
Securities cannot be sold unless they are subsequently registered under the Securities Act of 1933, as amended, and the Texas Securities Act, or an exemption from registration is available. The undersigned further acknowledges that because the Securities are not readily transferable, he must bear the economic risk of his investment for an indefinite period of time.

7.   CONFIDENTIAL INVESTOR QUESTIONNAIRE

     The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.

ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.


Category A  _____      The undersigned is an individual (not a partnership,
                       corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds
                       $1,000,000.

                       Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B  _____      The undersigned is an individual (not a partnership,
                       corporation, etc.) who had an income in excess of $200,000 in each of 1993 and 1994, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in 1995 .

Category C  _____      The undersigned is a director or executive officer of the
                       Company which is issuing and selling the Securities.

Category D  _____      The undersigned is a bank; a savings and loan
                       association, insurance company, registered investment company; registered business development company;
                       licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                       _________________________________________________________

                       ---------------------------------------------------------
                       (Describe Entity)

Category E  _____      The undersigned is a private business development company
                       as defined in section 202(a)(22) of the Investment
                       Advisors Act of 1940.

                       _________________________________________________________

                       _________________________________________________________
                       (Describe Entity)

Category F  _____      The undersigned is a corporation, partnership,
                       Massachusetts business trust, or non-profit organization within the meaning of Subsection 5.501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.

                       _________________________________________________________

                       _________________________________________________________
                       (Describe Entity)

Category  G  _____     The undersigned is a trust with total assets in excess of
                       $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Regulation 506
                       (b)(2)(ii).

Category H  _____      The undersigned is an entity all the equity owners of
                       which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                       _________________________________________________________

                       _________________________________________________________
                       (Describe Entity)

Category I  _____      The undersigned is not within any of the categories above
                       and is therefore not an accredited investor.


The undersigned is informed of the significance of the foregoing representations, and the fact that they are made with the intention that the Company will rely upon them.

8.   MANNER IN WHICH TITLE TO BE HELD (circle one)

     (a)  Individual Ownership

     (b)  Community Property

     (c)  Joint Tenant with Right of Survivorship (both parties must sign)

     (d)  Partnership*

     (e)  Tenants in Common

     (f)  Corporation*

     (g)  Trust*

     (h)  Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

9.  NASD AFFILIATION

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________                         No __________

If Yes, please describe:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by
Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.


_________________________________
Name of NASD Member Firm


By: ______________________________
        Authorized Officer


Date: ____________________________

                    ________________________________ UNIT(S)
                         Number of Units Subscribed For


_____________________________________   ______________________________________
Signature                               Signature (if held jointly)

_____________________________________   ______________________________________
Name (Typed or Printed)                 Name (Typed or Printed)

_____________________________________   ______________________________________
Residence Address                       Residence Address

_____________________________________   ______________________________________
City, State and Zip Code                City, State and Zip Code

_____________________________________   ______________________________________
Tax Identification or Social Security   Tax Identification or Social Security
 Number                                  Number

Telephone Number:                       Telephone Number:

Business  (  ) ______________________   Business  (  ) ________________________

Residence (  ) ______________________   Residence (  ) ________________________

Name in which securities should be issued:

_______________________________________________


Dated: _____________________________, 1995



--------------------------------------------------------------------------------
This Subscription Agreement is agreed to and accepted as of _____________, 1995.

Xytronyx, Inc.
BY: ________________________________________
                   Signature

    ________________________________________
                    Printed

    ________________________________________
                     Title

CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

     I, ________________________________, am the ________________________ of

__________________________________________(the "Entity").


     I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Confidential Private Placement Memorandum and to purchase and hold the Units, and certify further that the Private Placement Memorandum has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _______ day of _____________________, 1995.



                              __________________________________________
                                               Signature